UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 15, 2018

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

VORNADO REALTY L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	No. 001-34482	No. 13-3925979
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.        Other Events.

On March 15, 2018, the Compensation Committee of the Board of Trustees of Vornado Realty Trust (“Vornado”) approved Vornado’s 2018 Outperformance Plan, a multi-year, performance-based equity compensation plan (the “2018 OPP”).  Awards under the 2018 OPP constitute awards under Vornado’s shareholder approved 2010 Omnibus Share Plan.

Under the 2018 OPP, participants, including Vornado’s Chairman, have the opportunity to earn compensation payable in the form of equity awards if Vornado outperforms a predetermined total shareholder return (“TSR”) and/or outperforms the market with respect to relative total TSR during the three-year performance period (the “Performance Period”) from March 15, 2018 to March 15, 2021 (the “Measurement Date”).  Specifically, awards under the 2018 OPP may potentially be earned if Vornado (i) achieves a TSR above a benchmark weighted index (the “Index”) comprised 70% of the SNL US Office REIT Index and 30% of the SNL US Retail Index over the Performance Period (the “Relative Component”), and/or (ii) achieves a TSR greater than 21% over the Performance Period (the “Absolute Component”).  The value of awards under the Relative Component and Absolute Component will be calculated separately and will each be subject to an aggregate $35.0 million maximum award cap for all participants. The two components will be added together to determine the aggregate award size, which shall also be subject to the aggregate $35.0 million maximum award cap for all participants.  In the event awards are earned under the Absolute Component, but Vornado underperforms the Index by more than 200 basis points per annum over the Performance Period (600 basis points over the three years), the amount earned under the Absolute Component will be reduced (and potentially fully negated) based on the degree by which the Index exceeds Vornado’s TSR by more than 200 basis points per annum. In the event awards are earned under the Relative Component, but Vornado fails to achieve a TSR of at least 3% per annum, awards earned under the Relative Component will be reduced on a ratable sliding scale based on Vornado’s absolute TSR performance, with awards earned under the Relative Component being reduced by a maximum of 50% in the event Vornado’s TSR during the Measurement Period is 0% or negative.  If the designated performance objectives are achieved, awards under the 2018 OPP will vest ratably on the Measurement Date and the first and second anniversary of the Measurement Date.  In addition, all of Vornado’s Named Executive Officers (as defined in Vornado’s Preliminary Proxy Statement filed on Schedule 14A with the Securities and Exchange Commission on September 6, 2017) are required to hold any earned and vested awards for one year following each such vesting date. Dividend payments on awards granted under the 2018 OPP accrue during the Performance Period and are paid to participants if awards are ultimately earned based on the achievement of the designated performance objectives.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Matthew Iocco
Name:	Matthew Iocco
Title:	Chief Accounting Officer (duly authorized officer and principal accounting officer)

Date: March 21, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)
By:	VORNADO REALTY TRUST,
Sole General Partner

By:	/s/ Matthew Iocco
Name:	Matthew Iocco
Title:	Chief Accounting Officer of Vornado Realty Trust, sole General Partner of Vornado Realty L.P. (duly authorized officer and principal accounting officer)

Date: March 21, 2018